                                                                   EXHIBIT 10.14

                               GUARANTY AGREEMENT

            This Guaranty Agreement ("Agreement") is made and executed this 29th day of October, 2003 by Robert A. Berman ("Guarantor") in favor of The Berkshire
Bank ("Lender")  having a place of business at 4 East 39th Street,  New York, NY
10016.

            The undersigned Guarantor undertakes and agrees as follows:

            1.  OBLIGATIONS  GUARANTEED.  To induce  Lender to establish  and/or continue  financing  arrangements with and consider making or continuing certain loans  and  extending  or  continuing  to  extend  credit  from  time to time to
Monticello  Raceway  Management,  Inc.  ("Borrower"),  and for  other  good  and valuable  consideration,  the Guarantor,  intending to be legally bound,  hereby absolutely and unconditionally guarantees and becomes surety for the payment and performance when due (at maturity,  upon  acceleration,  or otherwise) of all of the  Obligations of Borrower of every kind or nature,  whether joint or several, due or to become due, absolute or contingent, now existing or hereafter arising, and whether principal,  interest,  fees, costs, expenses or otherwise (including
without   limitation  any  interest  and/or  expenses  accruing   following  the
commencement of any insolvency, receivership,  reorganization or bankruptcy case or  proceeding  relating to Borrower,  whether or not a claim for  post-petition interest and/or  expenses is allowed in such case or proceeding).  The Guarantor shall  also pay or  reimburse  Lender  on demand  for all  costs  and  expenses, including without limitation  attorneys' fees, incurred by Lender at any time to enforce, protect, preserve, or defend Lender's rights hereunder and with respect to any property securing this Agreement. All payments hereunder shall be made in lawful  money of the United  States,  in  immediately  available  funds.  Unless otherwise  defined  herein,  all  capitalized  terms  shall have the  respective meanings given to such terms in that certain Loan and Security  Agreement  dated the date hereof  between  Borrower  and Lender (as it may  hereafter be amended, supplemented, restated or replaced from time to time, the "Loan Agreement").

            2.  REPRESENTATIONS  AND  WARRANTIES.  The Guarantor  represents and warrants that:

                (a) The Guarantor's  execution and performance of this Agreement shall not (i) violate or result in a default or breach  (immediately or with the passage  of time)  under any  contract,  agreement  or  instrument  to which the
Guarantor is a party, or by which the Guarantor is bound, (ii) violate or result in a default or breach under any order,  decree,  award,  injunction,  judgment, law,  regulation or rule, (iii) cause or result in the imposition or creation of any lien upon any  property  of the  Guarantor,  or (iv)  violate or result in a breach of the articles of incorporation or by-laws of the Guarantor.

                (b) The Guarantor has the full power and authority to enter into and perform  under this  Agreement,  which has been  authorized by all necessary corporate action on behalf of the Guarantor.

                (c)  No  consent,   license  or   approval   of,  or  filing  or
registration with, any governmental authority is necessary for the execution and performance hereof by the Guarantor.

                (d) This Agreement  constitutes the valid and binding obligation of the Guarantor enforceable in accordance with its terms.

                (e) This  Agreement  promotes  and  furthers  the  business  and interests of the Guarantor and the creation of the  obligations  hereunder  will result in direct financial benefit to the Guarantor.

                (f) The only stock of Empire Resorts,  Inc.  entitled to vote is the  outstanding  common  stock,  other than the de minimus  amount of preferred stock entitled to vote.

            3. GUARANTOR ACKNOWLEDGEMENTS.

                (a) The Guarantor hereby waives notice of (i) acceptance of this
Agreement,  (ii) the existence or incurring from time to time of any Obligations guaranteed hereunder, (iii) the existence of any Event of Default, the making of demand,  nonpayment,  or the  taking  of any  action by  Lender,  under the Loan
Agreement, and (iv) default and demand hereunder.

                (b) The Guarantor  further  acknowledges  that the Guarantor (i)
has examined or had the  opportunity  to examine the Loan  Agreement and related agreements  and (ii)  waives  any  defense  which may exist  resulting  from the
Guarantor's failure to receive or. examine at any time the Loan Documents or any amendments, supplements, restatements or replacements therefor.

                (c) The  Guarantor  acknowledges  that  in  entering  into  this
Agreement  the  Guarantor  is not relying  upon any  statement,  representation, warranty  or  opinion  of any kind  from  Lender  as to the  present  or  future financial condition,  performance,  assets, liabilities or prospects of Borrower or as to any other matter.

            4. TENDER  ACTIONS.  The Guarantor  hereby  consents and agrees that
Lender may at any time or from time to time in Lender's discretion (a) extend or change the time of payment  and/or change the manner,  place or terms of payment of any or all Obligations,  (b) amend,  supplement,  restate or replace the Loan
Agreement or any related  agreements,  (c) renew or extend any  financing now or hereafter  reflected by the Loan  Agreement or the maturity  thereof or increase
(without  limit of any kind and whether  related or unrelated) or decrease loans and extensions of credit to Borrower,  (d) modify the terms and conditions under which  loans and  extensions  of credit  may be made to  Borrower,  (e)  settle, compromise  or grant  releases for  liabilities  of  Borrower,  and/or any other
Person or Persons  liable with  Guarantor  for, any  Obligations,  (f) exchange, compromise,  release or surrender,  or  subordinate  or release any lien on, any property  (including any collections  therefrom or proceeds thereof) of Borrower or any other Person or Persons now or hereafter securing any of the Obligations, and (g) apply any and all  payments  and  proceeds of any property of any Person securing  any or all of the  Obligations  received by Lender at any time against the  Obligations in any order as Lender may  determine;  all of the foregoing in such manner and upon such terms as Lender may see fit, and without  notice to or further  consent from the  Guarantor,  who hereby  agrees to be and shall remain bound upon this Agreement notwithstanding any such action on Lender's part.

            5. SCOPE OF GUARANTY.  The  Agreement is an agreement of  suretyship and a guaranty of payment and not of collection.  The liability of the Guarantor hereunder is absolute,  primary,  unlimited and  unconditional  and shall not be reduced, impaired or affected in any way by reason of (a) any failure to obtain, retain or preserve,  or the lack of prior enforcement of, any rights against any
Person  or  Persons  liable  for the  Obligations  (including  Borrower  and the
Guarantor)  or  in  any  property,  (b)  the  invalidity,   unenforceability  or
voidability of any Obligations or any liens or rights in any property pledged by any Person or Persons, (c) any delay in making demand upon Borrower or any delay in  enforcing,  or any failure to enforce,  any rights  against  Borrower or any other  Person or  Persons  liable  for any or all of the  Obligations  or in any property pledged by any Person or Persons, even if such rights are thereby lost,
(d) any  failure,  neglect or omission on  Lender's  part to obtain,  perfect or continue any lien upon,  protect,  exercise rights  against,  or realize on, any property of Borrower, the Guarantor or any other party securing the Obligations,
(e) the existence or  nonexistence of any defenses which may be available to the
Borrower  with  respect to the  Obligations,  (f) the  granting of any waiver or forbearance  at any time and for any period with respect to any  performance  by
Borrower  or  any  Event(s)  of  Default  under  the  Loan  Agreement,  (g)  the commencement  of any  bankruptcy,  reorganization,  liquidation,  dissolution or receivership proceeding or case filed by or against Borrower or any Guarantor or
(h) any  other  fact,  event,  condition  or  omission  which may give rise to a suretyship  defense.  Guarantor  promises  and  undertakes  to make all payments
hereunder  free  and  clear  of  any  deduction,   offset,   defense,  claim  or
counterclaim of any kind.

            6.  REINSTATEMENT.  If any or all  payments  or proceeds of property securing  any or all of the  Obligations  made from time to time to Lender  with respect to any obligation  hereby  guaranteed are at any time recovered from, or repaid  by,  Lender  in  whole  or in  part in any  bankruptcy,  reorganization, receivership,  insolvency or similar case or proceeding instituted by or against
Borrower,  this Agreement  shall continue to be fully  applicable to (or, as the case may be,  reinstated to be applicable to) such obligation to the same extent as if the recovered or repaid  payment(s) or proceeds had never been  originally paid to Lender.

            7. CUMULATIVE REMEDIES.  All rights and remedies hereunder and under the Loan Agreement, and related agreements,  are cumulative and not alternative, and Lender may  proceed in any order  from time to time  against  Borrower,  the
Guarantor  and/or  any other  Person  or  Persons  liable  for any or all of the
Obligations and their respective assets. Lender shall not have any obligation to proceed at any time or in any manner against,  or exhaust any or all of Lender's rights against, Borrower or any other Person or Persons liable for any or all of
the   Obligations   prior  to  proceeding   against  the  Guarantor   hereunder.
Notwithstanding  anything to the contrary  contained in this  Agreement,  Lender shall not exercise any of its rights or remedies  against  Guarantor  under this
Agreement,  unless and until Guarantor owns (directly or indirectly  through his majority ownership interest in Watertone  Holdings,  L.P.) less than ten percent

(10%) of the outstanding common voting stock of Empire Resorts,  Inc. ("Empire")
or, prior to the closing of the Consolidation Transaction, less than ten percent
(10%) of the outstanding common voting stock or membership interest, as the case may  be,  of  Empire  and  Catskill  Development,  LLP,  on  a  combined  basis.
Immediately  upon such an occurrence,  all of Lender's rights and remedies under this  Agreement  shall be  immediately  available  to Lender (upon the terms and conditions set forth in this Agreement), without further notice to Guarantor.

            8. SUBROGATION. Any and all rights of any nature of the Guarantor to subrogation,  reimbursement  or  indemnity  and any  right of the  Guarantor  to recourse to any assets or property  of, or payment  from,  Borrower or any other
Person or Persons  liable for any or all of the  Obligations  as a result of any payments made or to be made  hereunder  for any reason shall be  unconditionally subordinated  to all of  Lender's  rights  under  the  Loan  Agreement  and  the
Guarantor shall not at any time exercise any of such rights unless and until all of the Obligations have been unconditionally paid in full. Any payments received by the  Guarantor  in violation of this Section 7 shall be held in trust for and immediately remitted to Lender

            9. TENDER RECORDS.  Lender's books and records of any and all of the
Obligations,  absent manifest error,  shall be prima facie evidence  against the
Guarantor of the indebtedness owing or to become owing to Lender hereunder.

            10.  CONTINUING   GUARANTOR.   This  Agreement  shall  constitute  a
continuing  surety  obligation with respect to all Obligations from time to time incurred  or arising  and shall  continue in effect  until all  Obligations  are indefeasibly  paid and satisfied  and the liability of the Guarantor  under this
Agreement may not be revoked or terminated.

            11. SETOFF.  The Guarantor  agrees that Lender shall have a right of setoff  against  any and all  property  of the  Guarantor  now or at any time in
Lender's  possession,  including without  limitation  deposit accounts,  and the proceeds thereof, as security for the obligations of the Guarantor hereunder.

            12.  ACCELERATION.  If an Event of Default  occurs and is continuing under the Loan Agreement,  then all of the Guarantor's liabilities of every kind or nature to Lender hereunder shall, at Lender's option,  become immediately due and payable and Lender may at any time and from time to time, at Lender's option
(regardless  of whether the liability of Borrower or any other Person or Persons liable for any or all of the  Obligations  has matured or may then be enforced), take any and/or all  actions  and  enforce  all  rights and  remedies  available hereunder  or  under  applicable  law to  collect  the  Guarantor's  liabilities hereunder.

            13. ENFORCEMENT TIMING.  Failure or delay in exercising any right or remedy against the Guarantor  hereunder  shall not be deemed a waiver thereof or preclude the exercise of any other right or remedy  hereunder.  No waiver of any breach of any provision of this Agreement  shall be construed as a waiver of any subsequent breach or of any other provision.

            14.  SUCCESSORS  AND ASSIGNS.  This  Agreement  shall (a) be legally binding upon the Guarantor, and the Guarantor's successors and assigns, provided that the  Guarantor's  obligations  hereunder  may not be  delegated or assigned without  Lender's prior written  consent and (b) benefit any and all of Lender's successors and assigns.

            15. ENTIRE  AGREEMENT.  This Agreement  embodies the whole agreement and  understanding  of the parties hereto relative to the subject matter hereof.
No  modification or waiver of any provision  hereof shall be enforceable  unless approved by Lender in writing.

            16.  GOVERNING  LAW AND  JURY  TRIAL.  THIS  AGREEMENT  SHALL IN ALL
RESPECTS BE INTERPRETED,  CONSTRUED AND GOVERNED BY THE SUBSTANTIVE  LAWS OF THE
STATE OF NEW YORK.  THE  GUARANTOR  IRREVOCABLY  KNOWINGLY AND  VOLUNTARILY  (I)
SUBMITS TO THE NONEXCLUSIVE  JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK
AND THE UNITED STATES  DISTRICT COURT FOR THE SOUTHERN  DISTRICT OF NEW YORK FOR
THE PURPOSES OF ANY  LITIGATION OR PROCEEDING  HEREUNDER OR CONCERNING THE TERMS
HEREOF AND (II) WAIVES THE RIGHT TO A JURY TRIAL WITH RESPECT TO ANY LITIGATION,
CLAIMS OR PROCEEDING  HEREUNDER OR  CONCERNING  THE TERMS HEREOF OR OTHERWISE IN
CONNECTION WITH THE GUARANTOR'S DEALINGS WITH LENDER.

            17. NOTICES.

                (a) In any action or proceeding brought by Lender to enforce the terms hereof,  the Guarantor waives personal service of the summons,  complaint, and any motion or other  process,  and agrees that notice  thereof may be served
(i) in person,  (ii) by registered or certified mail, return receipt  requested, or (iii) by nationally  recognized  overnight courier (in the case of (i) above, on the date of delivery, in the case of (ii) above, on the 3rd day after deposit in the U.S. mail, and in the case of (iii) above,  on the Business Day following delivery to the courier). Service may be made at the address of the Guarantor on the  signature  page  hereof or such other  address at which  Guarantor  is then located.

                (b) Any and all notices  which may be given to the  Guarantor by
Lender  hereunder shall be sent to the Guarantor at the address of the Guarantor set forth on the  signature  page  hereof  (or such  other  address at which the
Guarantor  is then  located)  and shall be deemed  given to and received (on the date delivered) by the Guarantor if sent by facsimile transmission or if sent in the manner provided for service of process in paragraph 17(a) above.

            18. MAXIMUM  LIABILITY.  To the extent that applicable law otherwise
would  render  any  of  the  obligations  of  Guarantor   hereunder  invalid  or
unenforceable, Guarantor's obligations hereunder shall be limited to the maximum amount which does not result in such invalidity or  unenforceability,  provided, however, that Guarantor's obligations hereunder shall be presumptively valid and enforceable to their fullest extent in accordance  with the terms hereof,  as if this Section 18 were not a part of this Agreement.

            19.   SEVERABILITY.   The  invalidity  or  unenforceability  of  any
provision hereof shall not affect the remaining provisions which shall remain in full force and effect.

                      [SIGNATURES APPEAR ON FOLLOWING PAGE]

            DATED the date and year first above written.

                                           By:  /s/ Robert A. Berman (Seal)
                                                --------------------
                                                Robert A. Berman

                                           Address: __________________________

                                                    __________________________

                                                    __________________________

                     [Signature page to Guaranty Agreement]

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